UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): January 4, 2016

Hanger, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758
(Address of principal executive offices (zip code))

(512) 777-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2016, Hanger, Inc. (the “Company”) received a letter from NYSE Regulation indicating that the New York Stock Exchange (the “NYSE”) had identified that the Company had failed to hold an annual meeting during its fiscal year ended December 31, 2015 as required by Section 302 of the NYSE Listed Company Manual.
The failure to hold the meeting in 2015 was due to the Company’s delay, as previously disclosed, in the completion of its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Form 10-K”). As required by the NYSE, the Company intends to hold an annual meeting as promptly as practicable after its Form 10-K for its most recently completed fiscal year is filed with the Securities and Exchange Commission (the “SEC”).
The NYSE also notified the Company that, on January 5, 2016, the Company will be added to the list of noncompliant issuers on the NYSE’s website and a below compliance (“.BC”) indicator will be disseminated with the Company’s ticker symbol. The NYSE further notified the Company that the late filer (“.LF”) indicator will continue to be disseminated with the Company’s ticker symbol as a result of the Company’s delinquent SEC filings. The NYSE stated that all website references and indicators will be removed when the Company has regained compliance with all applicable continued listing standards.

Item 8.01	Other Events.

The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their Annual Reports on Form 10-K or their annual meeting proxy statements. In particular, Section 303A of the NYSE Listed Company Manual requires companies to:

•
disclose the board’s evaluation of each director’s relationship with the company (including the basis for a board determination that a relationship is not material), any categorical standards of independence adopted by the board to assist it in making determinations of independence and the board’s determination as to the independence of each director;

•
identify the non-management director who presides at all regularly scheduled executive sessions of the non-management and independent members of the board of directors, or, alternatively, the procedure by which the presiding director is chosen for each session;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group; and

•
disclose the availability of the company’s corporate governance guidelines, code of business conduct and ethics, and charters for the board’s audit, compensation and nominating/corporate governance committees on its website.

As a result of the previously disclosed delay in the Company’s filing of the 2014 Form 10-K with the SEC, the Company has been unable to make certain corporate governance disclosures required to be contained in that filing (or, alternatively, in a proxy statement) under Section 303A of the NYSE Listed Company Manual. On December 4, 2015, the NYSE advised the Company that it may provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.
The Company intends to provide the following disclosures in its latest Form 10-K, when filed with the SEC, in substantially the form presented below.
Director Independence

The Company’s Corporate Governance Guidelines require that a majority of its Board of Directors (the “Board”) shall be independent directors that meet the independence rules of the NYSE as well as other applicable laws, regulations and rules. Under these rules, a director will not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company.
In December 2015, the Board evaluated the independence of each director, other than the Company’s Chief Executive Officer (“CEO”), Vinit K. Asar, who is an employee of the Company, in accordance with the independence rules of the NYSE. As a result of this evaluation, the Board has affirmatively determined that all members of the Board other than the CEO are independent under the independence rules of the NYSE. The Company’s independent directors are:
Asif Ahmad
Christopher B. Begley
Thomas P. Cooper, M.D.
Cynthia L. Feldmann
Stephen E. Hare
Cynthia L. Lucchese
Richard R. Pettingill
Kathryn M. Sullivan

In connection with the evaluation of the directors’ independence, the Company considered the relationships between the Company and Kindred Healthcare, where Dr. Cooper is a director, and UnitedHealthcare, where Ms. Sullivan is employed. Certain subsidiaries of the Company have ordinary course, arms’ length business relationships with Kindred Healthcare and UnitedHealthcare.
Presiding Director

Non-management members of the Company’s Board conduct at least two regularly scheduled meetings per year without members of management being present. Dr. Cooper, an independent director and the non-executive Chairman of the Board, presides at these meetings.
Communicating with Directors

Stockholders and other interested parties desiring to communicate with a director, the non-management directors as a group or the full Board may address such communication to the attention of the Secretary of the Company at the Company’s executive offices and all such appropriate communication will be forwarded to the intended recipient or recipients.
Availability of Corporate Governance Guidelines and Committee Charters

The Company’s Corporate Governance Guidelines may be found on the Company’s website at www.hanger.com, in the “Investors” section, under the heading “Corporate Governance.” The Company’s Audit Committee Charter, Compensation Committee Charter, and Corporate Governance and Nominating Committee Charter may be found on the Company’s website at www.hanger.com, in the “Investors” section, under the heading “Committees.”
Availability of Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics for directors, officers and employees in compliance with NYSE corporate governance listing standards. A copy of the Code of Business Conduct and Ethics may be found on the Company’s website at www.hanger.com, in the “About Hanger” section, under the heading “Business Conduct and Ethics.”
Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data or to restate further its financial statements and other financial data for current or historical periods, the time required to complete the financial statements and other financial data and accounting review as well as the time required to prepare its periodic reports for filings with the Securities and Exchange Commission. For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013, its Form 10-Q for the quarter ended June 30, 2014 and the risk factor set forth in Item 8.01 of the

Company’s Current Report on Form 8-K filed February 17, 2015, each as filed with the Securities and Exchange Commission. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:
Thomas E. Hartman
Senior Vice President and General Counsel

Dated: January 6, 2016